UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021 (February 4, 2021)

Thimble Point Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 15th Floor

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 680-8543

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	THMAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	THMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	THMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 4, 2021, Thimble Point Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), which includes the exercise in full by the underwriters of their over-allotment option to purchase an additional 3,600,000 units. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000 (before underwriting discounts and commissions and offering expenses).

On February 4, 2021, simultaneously with the consummation of the IPO, the Company completed the private placement (the “Private Placement”) of an aggregate of 5,013,333 Warrants (the “Private Placement Warrants”) to LJ10 LLC (the “Sponsor”), generating gross proceeds to the Company of $7,520,000.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $276,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the holders of the Company’s public shares and the underwriters with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of February 4, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 4, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIMBLE POINT ACQUISITION CORP.

By:	/s/ Elon S. Boms
	Name:	Elon S. Boms
	Title:	Chief Executive Officer and Chairman

Date: February 10, 2021